Exhibit 99.2

rwater Paper Corporation Fourth Quarter and Full Year 2014 Supplemental Information Linda Massman President, Chief Executive Officer and Director John Hertz Senior Vice President Finance and Chief Financial Officer

Forward-Looking Statements This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding, segment, corporate and consolidated outlook for Q1 2015 and fiscal year 2015; production; product volumes shipped; product pricing and sales mix; pulp costs; wood fiber costs and supply; chemical costs; operational and packaging supply costs; transportation costs; energy costs; cost and timing of major maintenance and repairs; selling, general, and administrative expenses; corporate expenses; consolidated sales and operating margins; and estimated Q1 2015 adjusted EBITDA. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: ▪ competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; ▪ the loss of or changes in prices in regards to a significant customer; ▪ changes in transportation costs and disruptions in transportation services; ▪ manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilities caused by fire or weather-related events and IT system failures; ▪ changes in the cost and availability of wood fiber and wood pulp; ▪ labor disruptions; ▪ changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; ▪ environmental liabilities or expenditures; ▪ changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; ▪ changes in customer product preferences and competitors' product offerings; ▪ changes in expenses and required contributions associated with our pension plans; ▪ reliance on a limited number of third-party suppliers for raw materials; ▪ cyclical industry conditions; ▪ inability to successfully implement our operational efficiencies and expansion strategies; ▪ inability to fund our debt obligations; ▪ restrictions on our business from debt covenants and terms; and ▪ changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. 1

2014 Highlights • Record net sales • Record Adjusted EBITDA • Record retail and Through Air Dried (TAD) tissue case shipments • Completed sale of five specialty mills • Completion of $100 million share buyback program • Announcement of new $100 million share buyback program • Refinanced $375 million 7-1/8% debt with $300 million 5-3/8% debt Sharp focus on operational efficiencies, meeting customer commitments and producing high-quality products 2

Financial Summary

(Unaudited)

(Dollars in thousands - except per-share amounts)	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15 Outlook[5]	Twelve Months Ended December 31, 2012	2013	2014
Net sales	$ 460,824	$ 471,002	$ 487,845	$ 470,159	$ 484,920	$ 498,759	$ 511,142	$ 472,318	Down 8%-10%[6]	$ 1,874,304	$ 1,889,830	$ 1,967,139
Adjusted gross profit[1]	$ 46,798	$ 57,494	$ 48,325	$ 71,819	$ 62,982	$ 66,865	$ 80,604	$ 62,537		$ 267,446	$ 224,436	$ 272,988
Adjusted gross profit margin[1,2]	10.2%	12.2%	9.9%	15.3%	13.0%	13.4%	15.8%	13.2%		14.3%	11.9%	13.9%
Adjusted selling, general and administrative expenses[1]	($30,660)	($27,908)	($27,405)	($29,074)	($30,465)	($31,601)	($30,936)	($31,620)		($117,657)	($115,047)	($124,622)
Adjusted operating income (loss)[1]	$ 16,138	$ 29,586	$ 20,920	$ 42,745	$ 32,517	$ 35,264	$ 49,668	$ 30,917		$ 149,789	$ 109,389	$ 148,366
Consumer Products	10,307	15,828	15,162	17,479	8,659	14,922	17,923	13,339		94,361	58,776	54,843
Pulp and Paperboard	17,553	24,772	16,289	37,167	36,776	33,635	45,602	31,236		103,910	95,781	147,249
Corporate	(11,722)	(11,014)	(10,531)	(11,901)	(12,918)	(13,293)	(13,857)	(13,658)		(48,482)	(45,168)	(53,726)
Adjusted operating margin[1,3]	3.5%	6.3%	4.3%	9.1%	6.7%	7.1%	9.7%	6.5%	3%-5%	8.0%	5.8%	7.5%
Interest expense, net	($10,982)	($11,094)	($10,708)	($11,252)	($10,734)	($10,688)	($9,570)	($8,158)		($33,796)	($44,036)	($39,150)
Adjusted income tax provision[1]	($2,713)	($6,913)	($3,776)	($8,370)	($7,881)	($9,323)	($14,403)	($7,782)		($42,736)	($21,772)	($39,389)
Adjusted net earnings[1]	$ 2,443	$ 11,579	$ 6,436	$ 23,123	$ 13,902	$ 15,253	$ 25,695	$ 14,977		$ 73,257	$ 43,581	$ 69,827
Depreciation and amortization expense	$ 22,151	$ 23,253	$ 22,180	$ 22,688	$ 22,231	$ 22,015	$ 22,293	$ 23,606		$ 79,333	$ 90,272	$ 90,145
Adjusted EBITDA[1]	$ 38,289	$ 52,839	$ 43,100	$ 65,433	$ 54,748	$ 57,279	$ 71,961	$ 54,523	$37,000-$43,000	$ 229,122	$ 199,661	$ 238,511
Consumer Products	26,399	32,858	31,164	33,552	24,149	29,993	33,407	28,798		148,908	123,973	116,347
Pulp and Paperboard	23,212	30,550	22,047	43,238	43,046	39,654	51,541	38,460		127,023	119,047	172,701
Corporate	(11,322)	(10,569)	(10,111)	(11,357)	(12,447)	(12,368)	(12,987)	(12,735)		(46,809)	(43,359)	(50,537)
Adjusted EBITDA margin[1,4]	8.3%	11.2%	8.8%	13.9%	11.3%	11.5%	14.1%	11.5%		12.2%	10.6%	12.1%
Adjusted net earnings per diluted common share[1]	$ 0.11	$ 0.51	$ 0.29	$ 1.09	$ 0.66	$ 0.74	$ 1.28	$ 0.77		$ 3.10	$ 1.96	$ 3.47
Debt to rolling four quarter total Adjusted EBITDA[1]	2.9	3.1	3.4	3.3	3.0	2.9	2.5	2.4		2.3	3.3	2.4

[1] Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[4] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[5] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[6] Down 8-10% as compared to Q4'14 actuals including specialty mills.

3

2014 vs. 2013
Consolidated Adjusted EBITDA[1] Bridge

Price/Mix	Higher paperboard pricing due to continued strong market demand, higher retail tissue pricing due to increase in mix of TAD shipments
Volume	Higher paperboard shipments as a result of strong market demand and higher machine uptime, higher retail case shipments driven by TAD demand
Wood Fiber	Higher fiber prices due to wet weather in the South and strong fiber demand in the North
External Pulp	Higher softwood pulp pricing, partially offset by lower hardwood pulp pricing
Chemicals	Increased chemical usage related to quality improvements in Ultra household towels in CPD, higher polyethylene pricing in PPD
Transportation	Higher pricing due to tight carrier supply, severe winter weather in Q1'14
Energy	Higher natural gas pricing, severe winter weather in Q1'14
Maintenance	No major maintenance outage in 2014 for PPD, offset by higher planned maintenance in CPD
Wages & Benefits	CPD facility closure savings partially offset by annual wage increases
SG&A	Higher IT project spending, higher incentive based compensation



Adj. EBITDA[1] (000's)
$270,000
$250,000
$230,000
$210,000
$190,000
$170,000
$150,000
$199,661
$68,299
$1,967
$6,119
$1,821
$9,667
$9,490
$13,932
$17,438
$1,592
$8,322
$1,095
$238,511
2013 Adj. EBITDA 1
Price/Mix
Volume
Wood Fiber
External Pulp
Chemicals
Transportation
Energy
Maintenance
Wages & Benefits
SG&A
Other
2014 Adj. EBITDA 1

[1] Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

4

Q4’14 vs. Q3’14 Consolidated Adjusted EBITDA1 Bridge Price/Mix Weaker mix of retail vs. non-retail tissue shipments, weaker mix within retail tissue shipments, partially offset by higher paperboard pricing Volume Seasonally lower paperboard shipments exacerbated by West Coast ports labor slowdown Transportation Higher CPD internal freight due to short-term regional converting capacity constraints Energy PPD turbine rebuild resulted in less internal energy produced, higher external purchases Maintenance Higher planned maintenance in PPD due to boiler water wash at Cypress Bend 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 5

Q4’14 vs. Q4’13 Consolidated Adjusted EBITDA1 Bridge Price/Mix Higher paperboard pricing and tissue mix shift towards TAD products Volume Lower paperboard shipments partially offset by higher retail tissue shipments Wood Fiber Higher fiber prices due to wet weather in the South and strong fiber demand in the North Operating & Packaging Supplies Higher CPD packaging supplies pricing and higher PPD operating supplies usage Transportation Higher CPD internal parent roll transportation costs due to increased TAD production, higher external transportation costs due to tight carrier supply Energy Higher natural gas and electricity pricing Maintenance Higher planned maintenance at PPD and CPD Wages & Benefits Facility closure savings and lower benefits costs SG&A Higher IT project spending, higher incentive based compensation 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 6

Key Segment Results – Consumer Products (Unaudited) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Consumer Products Cross-Cycle Financial Model Shipments Non-Retail (short tons)1 5 5,235 57,012 61,222 57,774 56,839 59,832 59,703 57,765 Retail (short tons) 7 7,361 75,045 72,427 70,696 70,919 75,009 75,363 72,420 Total Tissue Tons 132,596 132,057 133,649 128,470 127,758 134,841 135,066 130,185 Converted Products (cases in thousands)2 1 3,781 14,021 13,990 13,342 13,437 14,101 14,360 13,603 Sales Price Non-Retail ($/short ton)1 $ 1,432 $ 1,475 $ 1,504 $ 1,467 $ 1,489 $ 1,492 $ 1,531 $ 1,506 Retail ($/short ton) 2,661 2,740 2,773 2,792 2,841 2,795 2,836 2,820 Total Tissue $ 2,149 $ 2,194 $ 2,192 $ 2,196 $ 2,239 $ 2,217 $ 2,259 $ 2,237 Segment net sales ($ in thousands) $ 284,902 $ 289,708 $ 292,935 $ 282,147 $ 286,508 $ 299,130 $ 306,104 $ 291,643 Segment Adjusted EBITDA3 ($ in thousands) $ 26,399 $ 32,858 $ 31,164 $ 33,552 $ 24,149 $ 29,993 $ 33,407 $ 28,798 Segment Adjusted EBITDA margin3,4 9.3% 11.3% 10.6% 11.9% 8.4% 10.0% 10.9% 9.9% 17.0% 1 Includes away-from-home (AFH), contract, machine-glazed (MG) and parent roll tissue products. 2 Includes retail, AFH, contract and MG tissue case products. 3 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 4 Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. 7

Clearwater Paper Tissue Shipments and U.S. Retail Tissue Market U.S. Retail Tissue Market (MultiOutlet) Category Private Label Brands Total Total Retail Tissue Share (Equivalent Cases) 27 73 100 Change in Share 2014 vs. 2013 1.1 (1.1) - Data Source: IRI Worldwide - 52 Weeks Ending 1/4/15. 8

Q4'14 vs. Q3'14
Consumer Products Adjusted EBITDA[1] Bridge

Price/Mix	Weaker mix of retail vs. non-retail shipments, weaker mix within retail shipments
Volume	Seasonally lower retail and non-retail tissue shipments
External Pulp	Slightly lower pulp pricing, primarily in hardwood
Chemicals	Lower chemical usage due to sales mix changes
Transportation	Higher internal transportation costs due to short-term regional converting capacity constraints
Energy	Lower seasonal electricity prices at Las Vegas
Maintenance	Higher planned maintenance



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
Adj. EBITDA¹ (000's)
$33,407
$2,948
$2,414
$471
$1,125
$1,342
$1,536
$801
$236
$28,798
Q3'14 Adj. EBITDA ¹
Price/Mix
Volume
External Pulp
Chemicals
Transportation
Energy
Maintenance
Other
Q4'14 Adj. EBITDA ¹

Segment Actual vs. Previous Outlook

	Price/Mix	Shipment volumes	External Pulp	Chemical costs	Op. & Pkg. Supplies	Transportation costs	Energy costs	Maintenance	SG&A
October '14 Outlook Versus Q3'14	*Stable*	*3-6% Lower*	*Unit Cost: Stable* *Volume: Lower shipments*	*Unit Cost: Stable* *Volume: Stable*	*Unit Cost: Stable* *Volume: Stable*	*Unit Cost: Stable* *Volume: Lower shipments*	*Unit Cost: Lower* *Volume: Stable*	*Stable*	*Stable*
Q4'14 Actual Versus Q3'14	*1% Lower*	*4% Lower*	*Unit Cost: Lower* *Volume: Lower shipments*	*Unit Cost: Stable* *Volume: Lower*	*Unit Cost: Stable* *Volume: Stable*	*Unit Cost: Stable* *Volume: Higher due to increased internal parent roll shipments*	*Unit Cost: Lower* *Volume: Stable*	*Slightly higher*	*Stable*

[1] Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

9

Key Segment Results – Pulp and Paperboard (Unaudited) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Pulp and Paperboard Cross-Cycle Financial Model Shipments Paperboard (short tons) 186,350 190,518 199,408 188,776 200,665 195,924 201,609 176,467 Sales Price Paperboard ($/short ton) $ 935 $ 946 $ 973 $ 978 $ 988 $ 1,017 $ 1,016 $ 1,017 Segment net sales ($ in thousands) $ 175,922 $ 181,294 $ 194,910 $ 188,012 $ 198,412 $ 199,629 $ 205,038 $ 180,675 Segment Adjusted EBITDA1 ($ in thousands) $ 23,212 $ 30,550 $ 22,047 $ 43,238 $ 43,046 $ 39,654 $ 51,541 $ 38,460 Segment Adjusted EBITDA margin1,2 13.3% 17.0% 11.3% 23.0% 21.7% 19.9% 25.1% 21.3% 19.0% 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 2 Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. 10

Clearwater Paper Paperboard Shipments and U.S. Paperboard Market U.S. Paperboard Production Category Clearwater Paper Other Total Domestic SBS1 Market Share 13% 87% Folding 18% 82% Food Service2 14% 86% Liquid Packaging 5% 95% Data Source: American Forest and Paper Association Solid Bleached Domestic Production - December YTD 2014. 1 Solid Bleached Sulfate. 2 Food Service includes Cup, Plate, Dish and Tray products. 11

Q4'14 vs. Q3'14
Pulp and Paperboard Adjusted EBITDA[1] Bridge

CLEARWATER PAPER

Price/Mix	Higher pricing slightly offset by product mix
Volume	Seasonally lower paperboard shipments exacerbated by West Coast ports labor slowdown
Chemicals	Temporary higher usage due to a lime kiln capital investment installation
Energy	Turbine rebuild resulted in less internal energy produced, higher external purchases
Maintenance	Higher planned maintenance



$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
Adj. EBITDA1 (000's)
$51,541
$1,343
$4,599
$916
$2,396
$5,115
$1,398
$38,460
Q3'14 Adj. EBITDA1
Price/Mix
Volume
Chemicals
Energy
Maintenance
Other
Q4'14 Adj. EBITDA1

Segment Actual vs. Previous Outlook

	Price/Mix	Shipment volumes	Wood Fiber	Chemical costs	Op. & Pkg. Supplies	Transportation costs	Energy costs	Maintenance	SG&A
October '14 Outlook Versus Q3'14	*0-1% Higher*	*4-8% Lower*	*Unit Cost: Higher (3-4%)* *Volume: Lower shipments*	*Unit Cost: Stable* *Volume: Lower*	*Unit Cost: Stable* *Volume: Stable*	*Unit Cost: Stable* *Volume: Lower shipments*	*Unit Cost: Higher* *Volume: Higher energy consumption*	*Higher planned maintenance*	*Stable*
Q4'14 Actual Versus Q3'14	*0-1% Higher*	*12% Lower*	*Unit Cost: Stable* *Volume: Lower shipments*	*Unit Cost: Stable* *Volume: Higher usage*	*Unit Cost: Stable* *Volume: Higher usage*	*Unit Cost: Stable* *Volume: Lower shipments*	*Unit Cost: Higher* *Volume: Higher energy consumption*	*Higher planned maintenance*	*Stable*

[1] Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

12

Clearwater Paper Cross-Cycle Financial Model (Dollars in thousands) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014 Twelve Months Ended December 31, Clearwater Paper Cross-Cycle Financial Model Net sales 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Adjusted gross profit margin1 10.2% 12.2% 9.9% 15.3% 13.0% 13.4% 15.8% 13.2% 14.3% 11.9% 13.9% 17.0% Adjusted SG&A expenses1 as % of net sales (6.7%) (5.9%) (5.6%) (6.2%) (6.3%) (6.3%) (6.1%) (6.7%) (6.3%) (6.1%) (6.3%) (6.0%) Adjusted operating margin1 3.5% 6.3% 4.3% 9.1% 6.7% 7.1% 9.7% 6.5% 8.0% 5.8% 7.5% 11.0% Adjusted net earnings1 as % of net sales 0.5% 2.5% 1.3% 4.9% 2.9% 3.1% 5.0% 3.2% 3.9% 2.3% 3.5% 5.0% Adjusted EBITDA margin1 8.3% 11.2% 8.8% 13.9% 11.3% 11.5% 14.1% 11.5% 12.2% 10.6% 12.1% 15.0% 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 13

Return on Invested Capital[1,6]
(Unaudited)



30%
25%
20%
15%
10%
5%
0%
25.3%
16.3%
12.4%
12.7%
16.7%
12.7%
13.9%
11.2%
11.1%
8.3%
7.7%
6.5%
4.7%
4.5%
2009[3]
2010
2011
2012
2013[4]
2014[5]
ROIC[1,3]
Adjusted ROIC[4,5]
WACC[2]

[1] Return on Invested Capital (ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders' Equity[6] + Debt – Excess (Deficit) Cash[6]].
[2] Weighted Average Cost of Capital (WACC) is defined as [(Debt x Cost of Debt x {1-Marginal Tax Rate})/(Debt + Stockholders' Equity)]+ [(Stockholders' Equity x Cost of Equity)/(Debt + Stockholders' Equity)].
[3] 2009 Net Earnings was adjusted to remove a benefit of $170.6 million resulting from the recognition of Alternative Fuel Mixture Tax Credits.
[4] 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions.
2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million.
[5] 2014 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $37.0 million after-tax.
2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million.
[6] Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

14

Pro Forma Impact of Sale of Specialty Mills (Unaudited) (Dollars in millions) Consumer Products Including Specialty Mills Specialty Mills Pro Forma Twelve Months Ended December 31, 2014 Twelve Months Ended November 30, 2014 Consumer Products Excluding Specialty Mills Pro Forma Net sales $ 1,183.4 $ 217.7 $ 965.7 Adjusted operating income1 $ 54.8 $ 8.8 $ 46.0 Depreciation and amortization expense 61.5 9.6 51.9 Adjusted EBITDA1 $ 116.3 $ 18.4 $ 97.9 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 15

2015 Outlook (Compared to 2014)1 Consumer Products (excluding specialty mills) Pulp and Paperboard Corporate Shipment volumes Improved shipments (1-2% higher) Improved shipments (1-3% higher) Price/Mix Slightly higher (0-1% higher) Slightly higher (0-1% higher) Pulp/Wood Fiber costs Cost / shipped ton: lower Cost / shipped ton: higher Chemical costs Cost / shipped ton: higher Cost / shipped ton: lower Op. & Pkg. Supplies Cost / shipped ton: lower Cost / shipped ton: stable Transportation costs Cost / shipped ton: stable Cost / shipped ton: stable Energy costs Cost / shipped ton: stable Cost / shipped ton: lower Maintenance & Repairs Stable Higher due to more planned maintenance ($20-$23M) SG&A Higher Higher Higher 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 16

First Quarter 2015 Outlook (Compared to Q4’14)1 Consumer Products (excluding specialty mills) Pulp and Paperboard Corporate Shipment volumes Slightly higher (0-1% higher) Improved shipments (1-5% higher) Price/Mix Slightly higher (0-1% higher) Slightly higher (0-1% higher) Pulp/Wood Fiber costs Cost / shipped ton: stable Cost / shipped ton: stable Chemical costs Cost / shipped ton: stable Cost / shipped ton: lower Op. & Pkg. Supplies Cost / shipped ton: lower Cost / shipped ton: stable Transportation costs Cost / shipped ton: lower Cost / shipped ton: stable Energy costs Cost / shipped ton: stable Cost / shipped ton: stable Maintenance & Repairs Stable Higher due to planned major maintenance outage ($13-15M) SG&A Stable Stable Stable Consolidated Outlook Net sales2: 1-3% higher Operating margin: 3-5% 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Excluding impact of sale of specialty mills. 17

Bridge to Q1’15 Adjusted EBITDA Outlook1,2 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure. 18

EBITDA Sensitivities COGS Input Unit of Measure 2014 Units (Approximation) $ Change Per Unit +/- Approximate Annual EBITDA Impact +/- (Dollars in millions) Purchased Pulp Ton 250,000 $25 $6.3 Chips/Sawdust Ton 2,300,000 $3 $5.8 Diesel Gallon of Diesel 10,000,000 $0.50 $5.0 Linehaul Rate Mile 65,000,000 $0.10 $6.5 Chemicals Paper Ton Produced 1,200,000 $5 $6.0 Electricity MWh 1,200,000 $5 $6.0 Natural Gas MBTU 10,200,000 $0.50 $5.1 * Excluding specialty mills 19

Adjusted Gross Profit & Adjusted SG&A Reconciliation of Non-GAAP Financial Measures (Unaudited) (Dollars in thousands) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014 Twelve Months Ended December 31, Gross profit1 $ 46,615 $ 56,481 $ 46,608 $ 68,755 $ 58,291 $ 64,648 $ 76,685 $ 58,675 $ 266,432 $ 218,459 $ 258,299 Loss on sale of foam assets - - - - - - - - 1,014 - - Costs associated with Thomaston facility closure 1 83 1,013 1,717 3,064 7 50 374 4 2 91 - 5,977 1,257 Costs associated with Long Island facility closure - - - - 3,941 1,843 3,877 3,771 - - 13,432 Adjusted gross profit2 $ 46,798 $ 57,494 $ 48,325 $ 71,819 $ 62,982 $ 66,865 $ 80,604 $ 62,537 $ 267,446 $ 224,436 $ 272,988 Selling, general and administrative expenses (SG&A) ($34,132) ($26,767) ($27,766) ($30,466) ($33,514) ($31,565) ($31,817) ($33,206) ($121,045) ($119,131) ($130,102) Costs associated with Metso litigation - - - - - - - - 2,019 - - Costs associated with Long Island facility closure - - - - 232 - - - - - 232 Directors' equity-based compensation expense (benefit) 3,472 (1,141) 3 61 1,392 2,817 (36) (185) 2,010 1,369 4,084 4,606 Costs/loss associated with optimization and sale of the specialty mills - - - - - - 1,066 (424) - - 642 Adjusted selling, general and administrative expenses2 ($30,660) ($27,908) ($27,405) ($29,074) ($30,465) ($31,601) ($30,936) ($31,620) ($117,657) ($115,047) ($124,622) 1 Gross profit is defined as net sales minus cost of sales. 2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance. 20

Segment Adjusted Operating Income (Loss) Reconciliation of Non-GAAP Financial Measures (Unaudited) (Dollars in thousands) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014 Twelve Months Ended December 31, Consumer Products Operating income (loss) $ 10,124 $ 14,815 $ 13,445 $ 14,415 ($523) $ 12,705 $ 12,535 ($30,745) $ 93,347 $ 52,799 ($6,028) Loss on sale of foam assets - - - - - - - - 1,014 - - Costs associated with Thomaston facility closure 183 1,013 1,717 3,064 7 50 374 4 2 91 - 5,977 1,257 Costs associated with Long Island facility closure - - - - 8,432 1,843 4,767 3,771 - - 18,813 Costs/loss associated with optimization and sale of the specialty mills - - - - - - 579 40,222 - - 40,801 Adjusted Consumer Products operating income1 $ 10,307 $ 15,828 $ 15,162 $ 17,479 $ 8,659 $ 14,922 $ 17,923 $ 13,339 $ 94,361 $ 58,776 $ 54,843 Pulp and Paperboard Operating Income $ 17,553 $ 24,772 $ 16,289 $ 37,167 $ 36,776 $ 33,635 $ 45,602 $ 28,158 $ 103,910 $ 95,781 $ 144,171 Loss on impairment of Clearwater Fiber intangible asset - - - - - - - 3,078 - - 3,078 Adjusted Pulp and Paperboard operating income1 $ 17,553 $ 24,772 $ 16,289 $ 37,167 $ 36,776 $ 33,635 $ 45,602 $ 31,236 $ 103,910 $ 95,781 $ 147,249 Corporate Operating loss ($15,194) ($9,873) ($10,892) ($13,293) ($15,735) ($13,257) ($14,159) ($15,181) ($51,870) ($49,252) ($58,332) Costs associated with Metso litigation - - - - - - - - 2,019 - - Directors' equity-based compensation expense (benefit) 3,472 (1,141) 3 61 1,392 2,817 (36) (185) 2,010 1,369 4,084 4,606 Costs/loss associated with optimization and sale of the specialty mills - - - - - - 487 (487) - - - Adjusted Corporate operating loss1 ($11,722) ($11,014) ($10,531) ($11,901) ($12,918) ($13,293) ($13,857) ($13,658) ($48,482) ($45,168) ($53,726) 1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 21

Adjusted Net Earnings & Diluted Adjusted Net Earnings per common share Reconciliation of Non-GAAP Financial Measures (Unaudited) (Dollars in thousands - except per-share amounts) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014 Twelve Months Ended December 31, GAAP net (loss) earnings ($882) $ 11,658 $ 13,317 $ 82,862 $ 6,226 $ 12,453 $ 6,253 ($27,247) $ 64,131 $ 106,955 ($2,315) Special items, after tax:1 Loss on sale of foam assets - - - - - - - - 658 - - Costs associated with Metso litigation - - - - - - - - 1,310 - - Debt retirement costs 10,781 - - - - - 15,777 - - 10,781 15,777 Directors' equity-based compensation expense (benefit) 2,194 (706) 2 21 976 1,802 (23) (120) 1,322 760 2,685 2,981 Costs associated with Thomaston facility closure 116 627 1,052 2,149 4 80 242 2 7 60 - 3,944 8 09 Costs associated with Long Island facility closure - - - - 5,394 1,193 3,069 2,480 - - 12,136 Costs/loss associated with optimization and sale of the specialty mills - - - - - - 689 36,338 - - 37,027 Discrete tax items related to release of uncertain tax positions - - (4,659) (62,798) - - - - - (67,457) - Discrete tax items related to credit conversions (9,766) - - (66) - - - - 6,398 (9,832) - Discrete tax item related to state tax rate changes - - - - - 1,388 - - - - 1,388 Discrete tax items related to additional CBPC - - (3,495) - - - - - - (3,495) - Loss on impairment of Clearwater Fiber intangible asset - - - - - - - 2,024 - - 2,024 Adjusted net earnings2 $ 2,443 $ 11,579 $ 6,436 $ 23,123 $ 13,902 $ 15,253 $ 25,695 $ 14,977 $ 73,257 $ 43,581 $ 69,827 Net (loss) earnings per diluted common share ($0.04) $ 0.52 $ 0.60 $ 3.87 $ 0.29 $ 0.61 $ 0.31 ($1.39) $ 2.72 $ 4.80 ($0.11) Special items, after tax:1 Loss on sale of foam assets - - - - - - - - 0.03 - - Costs associated with Metso litigation - - - - - - - - 0.05 - - Debt retirement costs 0.47 - - - - - 0.78 - - 0.48 0.78 Directors' equity-based compensation expense (benefit) 0.10 (0.03) 0 .01 0.05 0.08 - (0.01) 0 .07 0.03 0.12 0.15 Costs associated with Thomaston facility closure 0.01 0.03 0.05 0.10 0.02 0.01 - - - 0.18 0.04 Costs associated with Long Island facility closure - - - - 0.25 0.06 0.15 0.13 - - 0.60 Costs/loss associated with optimization and sale of the specialty mills - - - - - - 0.03 1.86 - - 1.84 Discrete tax items related to release of uncertain tax positions - - (0.21) (2.93) - - - - - (3.03) - Discrete tax items related to credit conversions (0.43) - - - - - - - 0.27 (0.44) - Discrete tax item related to state tax rate changes - - - - - 0.07 - - - - 0.07 Discrete tax items related to additional CBPC - - (0.16) - - - - - - (0.16) - Loss on impairment of Clearwater Fiber intangible asset - - - - - - - 0.10 - - 0.10 Adjusted net earnings per diluted common share2 $ 0.11 $ 0.51 $ 0.29 $ 1.09 $ 0.66 $ 0.74 $ 1.28 $ 0.77 $ 3.10 $ 1.96 $ 3.47 1 All non-tax items are tax effected at the expected annual rate for that period. 2 Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance. 22

Adjusted Income Tax Provision
Reconciliation of Non-GAAP Financial Measure (Unaudited)

(Dollars in thousands)	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Twelve Months Ended December 31, 2012	2013	2014
GAAP income tax benefit (provision)	$14,675	($6,962)	$5,183	$55,825	($3,558)	($9,942)	($3,735)	($1,321)	($47,460)	$68,721	($18,556)
Special items, tax impact:											
Loss on sale of foam assets	-	-	-	-	-	-	-	-	(356)	-	-
Costs associated with Metso litigation	-	-	-	-	-	-	-	-	(709)	-	-
Debt retirement costs	(6,277)	-	-	-	-	-	(8,643)	-	-	(6,277)	(8,643)
Directors' equity-based compensation (expense) benefit	(1,278)	435	(140)	(416)	(1,015)	13	65	(688)	(609)	(1,399)	(1,625)
Costs associated with Thomaston facility closure	(67)	(386)	(665)	(915)	(270)	(132)	(15)	(31)	-	(2,033)	(448)
Costs associated with Long Island facility closure	-	-	-	-	(3,038)	(650)	(1,698)	(1,291)	-	-	(6,677)
Costs/loss associated with optimization and sale of the specialty mills	-	-	-	-	-	-	(377)	(3,397)	-	-	(3,774)
Discrete tax items related to release of uncertain tax positions	-	-	(4,659)	(62,798)	-	-	-	-	-	(67,457)	-
Discrete tax items related to credit conversions	(9,766)	-	-	(66)	-	-	-	-	6,398	(9,832)	-
Discrete tax item related to state tax rate changes	-	-	-	-	-	1,388	-	-	-	-	1,388
Discrete tax items related to additional CBPC	-	-	(3,495)	-	-	-	-	-	-	(3,495)	-
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	-	-	-	-	(1,054)	-	-	(1,054)
Adjusted income tax provision[1]	**($2,713)**	**($6,913)**	**($3,776)**	**($8,370)**	**($7,881)**	**($9,323)**	**($14,403)**	**($7,782)**	**($42,736)**	**($21,772)**	**($39,389)**

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

23

EBITDA & Adjusted EBITDA
Reconciliation of Non-GAAP Financial Measures (Unaudited)

(Dollars in thousands)	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Twelve Months Ended December 31, 2012	2013	2014
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]											
GAAP net (loss) earnings	($882)	$ 11,658	$ 13,317	$ 82,862	$ 6,226	$ 12,453	$ 6,253	($27,247)	$ 64,131	$ 106,955	($2,315)
Interest expense, net[2]	28,040	11,094	10,708	11,252	10,734	10,688	33,990	8,158	33,796	61,094	63,570
Income tax (benefit) provision	(14,675)	6,962	(5,183)	(55,825)	3,558	9,942	3,735	1,321	47,460	(68,721)	18,556
Depreciation and amortization expense	22,151	23,253	22,180	22,688	22,231	22,015	22,293	23,606	79,333	90,272	90,145
EBITDA[1]	**$ 34,634**	**$ 52,967**	**$ 41,022**	**$ 60,977**	**$ 42,749**	**$ 55,098**	**$ 66,271**	**$ 5,838**	**$ 224,720**	**$ 189,600**	**$ 169,956**
Loss on sale of foam assets	-	-	-	-	-	-	-	-	1,014	-	-
Costs associated with Metso litigation	-	-	-	-	-	-	-	-	2,019	-	-
Directors' equity-based compensation expense (benefit)	3,472	(1,141)	361	1,392	2,817	(36)	(185)	2,010	1,369	4,084	4,606
Costs associated with Thomaston facility closure	183	1,013	1,717	3,064	750	374	42	91	-	5,977	1,257
Costs associated with Long Island facility closure	-	-	-	-	8,432	1,843	4,767	3,771	-	-	18,813
Costs/loss associated with optimization and sale of the specialty mills	-	-	-	-	-	-	1,066	39,735	-	-	40,801
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	-	-	-	-	3,078	-	-	3,078
Adjusted EBITDA[3]	**$ 38,289**	**$ 52,839**	**$ 43,100**	**$ 65,433**	**$ 54,748**	**$ 57,279**	**$ 71,961**	**$ 54,523**	**$ 229,122**	**$ 199,661**	**$ 238,511**

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.

[2] Interest expense, net for the first quarter of 2013 and third quarter of 2014 includes debt retirement costs of $17.1 million and $24.4 million, respectively.

[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

24

Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited)

CLEARWATER PAPER

									Twelve Months Ended December 31,		
(Dollars in thousands)	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	2012	2013	2014
Consumer Products											
Operating income (loss)	$ 10,124	$ 14,815	$ 13,445	$ 14,415	($523)	$ 12,705	$ 12,535	$ (30,745)	$ 93,347	$ 52,799	$ (6,028)
Depreciation and amortization expense	16,092	17,030	16,002	16,073	15,490	15,071	15,484	15,459	54,547	65,197	61,504
Segment EBITDA[1]	**$ 26,216**	**$ 31,845**	**$ 29,447**	**$ 30,488**	**$ 14,967**	**$ 27,776**	**$ 28,019**	**($15,286)**	**$ 147,894**	**$ 117,996**	**$ 55,476**
Loss on sale of foam assets	-	-	-	-	-	-	-	-	1,014	-	-
Costs associated with Thomaston facility closure	183	1,013	1,717	3,064	750	374	42	91	-	5,977	1,257
Costs associated with Long Island facility closure	-	-	-	-	8,432	1,843	4,767	3,771	-	-	18,813
Costs/loss associated with optimization and sale of the specialty mills	-	-	-	-	-	-	579	40,222	-	-	40,801
Segment Adjusted EBITDA[2]	**$ 26,399**	**$ 32,858**	**$ 31,164**	**$ 33,552**	**$ 24,149**	**$ 29,993**	**$ 33,407**	**$ 28,798**	**$ 148,908**	**$ 123,973**	**$ 116,347**
Pulp and Paperboard											
Operating income	$ 17,553	$ 24,772	$ 16,289	$ 37,167	$ 36,776	$ 33,635	$ 45,602	$ 28,158	$ 103,910	$ 95,781	$ 144,171
Depreciation and amortization expense	5,659	5,778	5,758	6,071	6,270	6,019	5,939	7,224	23,113	23,266	25,452
Segment EBITDA[1]	**$ 23,212**	**$ 30,550**	**$ 22,047**	**$ 43,238**	**$ 43,046**	**$ 39,654**	**$ 51,541**	**$ 35,382**	**$ 127,023**	**$ 119,047**	**$ 169,623**
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	-	-	-	-	3,078	-	-	3,078
Segment Adjusted EBITDA[2]	**$ 23,212**	**$ 30,550**	**$ 22,047**	**$ 43,238**	**$ 43,046**	**$ 39,654**	**$ 51,541**	**$ 38,460**	**$ 127,023**	**$ 119,047**	**$ 172,701**
Corporate											
Operating loss	($15,194)	($9,873)	($10,892)	($13,293)	($15,735)	($13,257)	($14,159)	($15,181)	($51,870)	($49,252)	($58,332)
Depreciation and amortization expense	400	445	420	544	471	925	870	923	1,673	1,809	3,189
Segment EBITDA[1]	**($14,794)**	**($9,428)**	**($10,472)**	**($12,749)**	**($15,264)**	**($12,332)**	**($13,289)**	**($14,258)**	**($50,197)**	**($47,443)**	**($55,143)**
Costs associated with Metso litigation	-	-	-	-	-	-	-	-	2,019	-	-
Directors' equity-based compensation expense (benefit)	3,472	(1,141)	361	1,392	2,817	(36)	(185)	2,010	1,369	4,084	4,606
Costs/loss associated with optimization and sale of the specialty mills	-	-	-	-	-	-	487	(487)	-	-	-
Segment Adjusted EBITDA[2]	**($11,322)**	**($10,569)**	**($10,111)**	**($11,357)**	**($12,447)**	**($12,368)**	**($12,987)**	**($12,735)**	**($46,809)**	**($43,359)**	**($50,537)**

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

25

Return on Invested Capital
Tangible Stockholders' Equity & Excess Cash
Reconciliation of Non-GAAP Financial Measures (Unaudited)

CLEARWATER PAPER

(Dollars in thousands)	2009	2010	2011	2012	2013	2014
Net earnings[1]	$ 69,520	$ 73,800	$ 39,674	$ 64,131	$ 106,955	($2,315)
Interest expense, net	15,505	22,571	44,809	33,796	44,036	39,150
Net earnings before interest[2]	**$ 85,025**	**$ 96,371**	**$ 84,483**	**$ 97,927**	**$ 150,991**	**$ 36,835**
Tangible stockholders' equity[3]	$ 363,736	$ 182,416	$ 205,623	$ 263,608	$ 334,783	$ 263,494
Debt	148,285	538,314	523,694	523,933	650,000	575,000
Less excess cash[4]	(175,750)	(130,023)	(48,440)	(17,579)	(78,675)	(62,331)
Invested capital	**$ 336,271**	**$ 590,707**	**$ 680,877**	**$ 769,962**	**$ 906,108**	**$ 776,163**
Return on Invested Capital (ROIC)	**25.3%**	**16.3%**	**12.4%**	**12.7%**	**16.7%**	**4.7%**
Stockholders' equity	$ 363,736	$ 468,349	$ 484,904	$ 540,894	$ 605,094	$ 497,537
Goodwill	-	(229,533)	(229,533)	(229,533)	(229,533)	(209,087)
Intangible assets, net	-	(56,400)	(49,748)	(47,753)	(40,778)	(24,956)
Tangible stockholder equity[3]	**$ 363,736**	**$ 182,416**	**$ 205,623**	**$ 263,608**	**$ 334,783**	**$ 263,494**
Cash	$ 2,824	$ 18,928	$ 8,439	$ 12,579	$ 23,675	$ 27,331
Short-term investments	187,926	126,095	55,001	20,000	70,000	50,000
Operating cash[5]	(15,000)	(15,000)	(15,000)	(15,000)	(15,000)	(15,000)
Excess cash[4]	**$ 175,750**	**$ 130,023**	**$ 48,440**	**$ 17,579**	**$ 78,675**	**$ 62,331**

[1] 2009 Net Earnings was adjusted to remove a benefit of $170.6 million resulting from the recognition of Alternative Fuel Mixture Tax Credits.
[2] Non-GAAP measure.
[3] Tangible stockholders' equity is defined as stockholders' equity less Goodwill and Intangible assets, net.
[4] Excess (deficit) cash is defined as the sum of Cash and Short-term investments less Operating cash[2].
[5] Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.
Note: Balance sheet items are as of December 31st of each year presented.

26

Q1’15 Outlook Reconciliation of Non-GAAP Financial Measures (Unaudited) Outlook Three Months Ending March 31, 2015 (Dollars in thousands) Range of Estimate From To Earnings before interest, income taxes, and depreciation & amortization (EBITDA)1 GAAP net earnings $4,500 $7,500 Interest expense, net 8,000 8,000 Income tax provision 2,800 4,800 Depreciation and amortization expense 21,000 22,000 EBITDA1 $ 36,300 $ 42,300 Directors' equity-based compensation expense 700 700 Adjusted EBITDA2 $ 37,000 $ 43,000 1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP. 2 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 27

For more information: www.clearwaterpaper.com 28